UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNITY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITY BANCORP, INC.

64 Old Highway 22

Clinton, New Jersey 08809

March 21, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders (the “Annual Meeting”) of Unity Bancorp, Inc. (the “Company”) to be held on April 24, 2008 at 3:00 p.m. at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Clinton), New Jersey. At the Annual Meeting, shareholders will be asked to consider and vote upon:

1.                The election of the four (4) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee;

2.               Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Space is limited for the Annual Meeting. If you plan on attending the Annual Meeting, please mark the appropriate box on the proxy card so we can reserve enough space to accommodate all attendees.

Your cooperation is appreciated since a majority of the outstanding shares of Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares of Company Common Stock will be represented. In addition, please be kind enough to note on the proxy card whether or not you intend to be present at the Annual Meeting.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

DAVID D. DALLAS
Chairman of the Board

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2008

Notice is hereby given that the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of Unity Bancorp, Inc., (the “Company”), will be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Clinton), New Jersey, on April 24, 2008 at 3:00 p.m., for the purpose of considering and voting upon the following matters:

1.                The election of directors to serve as directors of the Company for the termsset forth in the accompanying proxy statement;

2.               Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

Shareholders of record at the close of business on March 7, 2008, are entitled to notice of, and to vote at, the Annual Meeting. If you plan on attending the Annual Meeting, please mark the appropriate box on the proxy card so we can reserve enough space to accommodate all attendees.

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at anytime prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which does not require postage, if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors

DAVID D. DALLAS
Chairman of the Board

March 21, 2008
Clinton, New Jersey

UNITY BANCORP, INC.
64 Old Highway 22
Clinton, New Jersey 08809

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 2008

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Unity Bancorp, Inc. (the “Company”) of proxies to be voted at the Company’s 2008 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 24, 2008, and at any postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 3:00 p.m. local time. The Annual Meeting will be held at the Grand Colonial Restaurant, 86 Route 173 West, Perryville (Clinton), New Jersey. Shareholders will be admitted beginning at 2:45 p.m. local time. (Directions: Route 78 West to Exit 12 to end of ramp, turn left onto Route 173 West and proceed to restaurant on right; or Route 78 East to Exit 11 to end of ramp, turn left on Route 614, turn right onto Route 173 East and proceed to restaurant.)

The Company is first mailing this proxy statement and proxy card (including voting instructions) on or about March 21, 2008, to persons who were Unity Bancorp, Inc. shareholders at the close of business on March 7, 2008, the record date for the Annual Meeting.

PROXIES AND VOTING PROCEDURES

Who Can Vote?

You are entitled to vote at the Annual Meeting all shares of the Company’s common stock, no par value per share (the “Common Stock”), that you held as of the close of business on the record date. Each share of Common Stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

On March 7, 2008, there were 6,748,683 shares of Common Stock outstanding.

In accordance with New Jersey law, a list of shareholders entitled to vote at the meeting will be available at the Annual Meeting.

Who Is the Record Holder?

You may own Common Stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares of Common Stock are registered directly in your name, the Company is sending these proxy materials directly to you. If the record holder of your shares of Common Stock is a nominee, you will receive proxy materials from such record holder.

How Do I Vote?

Record Holders:

•  By Mail. If you choose to vote by mail, mark your proxy, date and sign it, and return it in the postage-paid envelope provided. Your vote by mail must be received by the close of voting at the Annual Meeting on April 24, 2008.

•  By Attending the Annual Meeting. If you attend the Annual Meeting, you can vote your shares of Common Stock in person.

Stock Held by Brokers, Banks and Nominees:

If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of Common Stock on March 7, 2008.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

How Many Votes Are Required?

A quorum is required to transact business at the Annual Meeting. The Company will have a quorum and be able to conduct the business of the Annual Meeting if the holders of a majority of the shares of Common Stock entitled to vote are present at the Annual Meeting, either in person or by proxy.

If a quorum is present, Directors will be elected by a plurality of votes cast at the Annual Meeting. Thus, a Director may be elected even if the Director receives less than a majority of the shares of Common Stock represented at the Annual Meeting.

How Are Votes Counted?

All shares that have been properly voted, and not revoked, will be voted at the Annual Meeting in accordance with the instructions given. If you sign and return your proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy will be voted “for” the nominees for Director, and as recommended by the Board of Directors on any other business to be conducted at the Annual Meeting. The Board is not aware of any other business to be conducted at the Annual Meeting.

Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting. However, any shares not voted as a result of a marked abstention or a broker non-vote will not be counted as votes for or against a particular matter. Accordingly, marked abstentions and broker non-votes will have no effect on the outcome of a vote.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

Who Will Pay the Expenses of Proxy Distribution?

The Company will pay the expenses of the preparation of the proxy materials and the solicitation of proxies. Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company, who will receive no additional compensation for soliciting, in person or by telephone, e-mail or facsimile or other electronic means. In accordance with the regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (“NASD”), the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

ELECTION OF DIRECTORS

In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors shall consist of not less than one (1) and not more than fifteen (15) Directors. The Board of Directors of the Company currently has nine (9) members. The Board of Directors is divided into three classes. One class is elected each year for a term of three years.

Four (4) Directors will be elected at this Annual Meeting to serve for a three-year term expiring at the Company’s Annual Meeting in 2011. The Board has nominated Wayne Courtright, David D. Dallas, Robert H. Dallas, II and Peter E. Maricondo to fill these positions. Each of the nominees is a current member of the Company’s Board of Directors.

The following tables set forth, as of the record date, the names of the nominees and the names of those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

The persons named in the enclosed proxy card will vote such proxy “for” the election of each of the nominees named above unless you indicate that your vote should be withheld. If elected, each nominee will continue in office until his successor has been duly elected and qualified, or until the earliest of his death, resignation, retirement or removal. Each of the nominees has indicated to the Company that he or she will serve if elected. The Company does not anticipate that any of the nominees will be unable to stand for election, but if that happens, your proxy will be voted in favor of another person nominated by the Board.

The Board of Directors has nominated and recommends a vote FOR the election of Wayne Courtright, David D. Dallas, Robert H. Dallas, II and Peter E. Maricondo.

Table I — Nominees for 2008 Annual Meeting

Name, Age and Position with Company(1)	Principal Occupation During Past Five Years	Director Since(2)	Term Expires
Wayne Courtright, 60 Director	Retired, Former Banker	2004	2011

David D. Dallas (3), 53 Chairman	Chairman of the Company and the Bank; Chief Executive Officer of Dallas Group of America, Inc. (Chemicals)	1990	2011

Robert H. Dallas, II, (3) 61 Director	President of Dallas Group of America, Inc. (Chemicals)	1990	2011

Peter E. Maricondo, 61 Director	Financial Consultant	2004	2011

Table II – Directors of the Company Whose Terms Continue
Beyond this Annual Meeting

Name, Age and Position with Company(1)	Principal Occupation During Past Five Years	Director Since(2)	Term Expires
Frank Ali, 75 Director	Entrepreneur and Real Estate Developer	2002	2009

Dr. Mark S. Brody, 55 Director	V.P. Planned Financial Programs, Inc.; Proprietor of Financial Planning Analysts; NY State Licensed Physician	2002	2009

Charles S. Loring, 66 Director	Owner, Charles S. Loring, Certified Public Accountant	1990	2009

James A. Hughes, 49 President, CEO and Director	President and CEO of the Company and the Bank	2002	2010

Allen Tucker, 81 Vice Chairman	President, Tucker Enterprises Real Estate Builder and Investor	1995	2010

(1)          Each director of the Company is also a director of the Bank.

(2)          Includes prior service on the Board of Directors of the Bank.

(3)          David D. Dallas and Robert H. Dallas, II, are brothers.

(4)   No Director of the Company is also a Director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

GOVERNANCE OF THE COMPANY

Meetings of the Board of Directors and Committee Meetings

During the fiscal year ended December 31, 2007, the Board of Directors of the Company held twelve (12) meetings. During the fiscal year ended December 31, 2007, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) meetings of the Committees of the Board of Directors on which such director served. The Board of Directors has determined that each of the following Directors of the Company is “independent,” for Audit Committee purposes, within the meaning of the NASDAQ’s listing standards: Frank Ali, Dr. Mark S. Brody, Wayne Courtright, Peter E. Maricondo, Charles S. Loring and Allen Tucker, constituting a majority of the Board. In reviewing the independence of these directors, the Board considered that Messrs. Ali, Brody, Loring and Tucker engaged in ordinary course banking transactions with the Bank, including loans that were made in accordance with Federal Reserve Regulation O. The Company’s policy is to require all Directors to attend annual meetings of shareholders absent extenuating circumstances. All of the Company’s Directors attended the Company’s 2007 Annual Meeting of Shareholders.

Audit Committee

The Company maintains an Audit Committee of the Board of Directors, which consisted of Chairman Peter E. Maricondo, and Directors Mark S. Brody, Wayne Courtright and Charles S. Loring, during the fiscal year ended December 31, 2007. The Audit Committee met five (5) times in 2007, and also held three (3) telephone conference calls with its external auditors in 2007. All Directors who serve on the Audit Committee are “independent” under the heightened NASDAQ listing standards and Securities and Exchange Commissions rules applicable to audit committees. The Board has determined that Messrs. Maricondo, Loring and Brody are considered “audit committee financial experts” as defined in Item 401(h) of Securities and Exchange Commission Regulation S-K.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Board has adopted a written charter setting forth the functions of the Audit Committee. The functions of the Audit Committee are to: (i) monitor the integrity of the Company’s financial reporting process and systems of internal controls; (ii) monitor the independence and performance of the Company’s external audit and internal auditing functions; (iii) provide avenues of communication among the external and internal auditors and the Board of Directors; (iv) review and monitor compliance with the Company’s Bank Secrecy Act (BSA) policy procedures and practices; and (v) review and monitor compliance with the Company’s policies, procedures and practices. The Audit Committee reviews this charter annually in order to assure compliance with current SEC and NASDAQ rulemaking and to assure that the Audit Committee’s functions and procedures are appropriately defined and implemented. A copy of our Audit Committee charter is available on our website at www.unitybank.com.

The Audit Committee also reviews and evaluates the recommendations of the Company’s independent certified public accountant, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such regulatory reports and informs the Board of the results of their analysis of the regulatory reports. In addition, the Audit Committee receives reports directly from the Company’s internal auditors and recommends any action to be taken in connection therewith.

H/R Compensation Committee

The H/R Compensation Committee consisted of Chairman Mark S. Brody and Directors Frank Ali and Peter E. Maricondo during the fiscal year ended December 31, 2007. The H/R Compensation Committee met two (2) times in 2007. As of the date hereof, all Directors who serve on the H/R Compensation Committee are “independent” for purposes of NASDAQ listing standards.

The H/R Compensation Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities with respect to human resources issues, policies relating to human resources and compensation of employees, including executive compensation. The H/R Compensation Committee performs functions that include monitoring human resources and compensation issues and practices, both internally and in the marketplace, conducting surveys and studies as to these issues, keeping abreast of current developments in the relevant fields, developing compensation ranges/grades, human resources policies and employment manual updates. Based on the results of its activities, the H/R Compensation Committee makes recommendations to the Board as to matters of compensation and human resources. The H/R Compensation Committee does not delegate its authority regarding compensation. Currently, no consultants are engaged or used by the Compensation Committee for purposes of determining or recommending compensation. In 2007, the H/R Compensation Committee met two (2) times. The H/R Compensation Committee is not authorized to make final decisions as to these matters; rather, the Board of Directors makes all final determinations regarding compensation and human resources matters and takes into account, but is not required to follow, the recommendations of the H/R Compensation Committee. All decisions regarding compensation of executive officers of the Company are made by a majority of independent Directors in accordance with NASDAQ listing standards. The Board of Directors has adopted a written charter for the H/R Compensation Committee which is available on our website at www.unitybank.com

Compensation Committee Interlocks and Insider Participation

No members of the Compensation Committee are or were officers or employees of the Company.

The Company does not maintain a separate Nominating Committee. The full Board of Directors, which is comprised of a majority of independent directors within the meaning of the NASDAQ listing standards, performs the functions and fulfills the role of a nominating committee. In accordance with NASDAQ listing standards, each nominee selected by the Board must be approved by a majority of the independent Directors. The Company does not believe that a nominating committee is needed in light of the foregoing approval requirement and the fact that the Board consists largely of independent Directors. Although the Board has not adopted a formal written charter relating to its nominating procedures, it has adopted a resolution regarding the nomination process. The Board of Directors carefully considers all director candidates recommended by the Company’s stockholders, and the Board does not and will not evaluate such candidate recommendations any differently from the way it evaluates other candidates. In its evaluation of each proposed candidate, the Board considers many factors including, without limitation, the individual’s experience, character, demonstrations of judgment and ability, and financial and other special expertise. The Board is also authorized to obtain the assistance of an independent third party to complete the process of finding, evaluating and selecting suitable candidates for director. Candidates must be at least 30 years old. Any shareholder who wishes to recommend an individual as a nominee for election to the Board of Directors should submit such recommendation in writing to the Corporate Secretary of the Company, together with information regarding the experience, education and general background of the individual and a statement as to why the shareholder believes such individual to be an appropriate candidate for Director of the Company. Such recommendation should be provided to the Company no later than the deadline for submission of shareholder proposals with respect to the annual meeting at which such candidate, if nominated by the Board, would be proposed for election.

Communications with the Board of Directors

The Company encourages shareholder communications with the Board of Directors, but does not have a formal process. All such communications should be directed to the Chief Executive Officer of the Company, who will circulate them to the other members of the Board. The Board does not screen shareholder communications through management.

Code of Ethics

The Company has adopted a Code of Ethics in accordance with SEC regulations, applicable to the Company’s Chief Executive Officer, Chief Operating Officer, senior financial officers and the Board of Directors. Our Code of ethics is available on our website at www.unitybank.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007, was McGladrey & Pullen, LLP. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to the Company’s Independent Registered Public Accounting Firm during Fiscal Years 2006 and 2007.

Audit Fees

The Company was billed the aggregate amount of $128,000 for fiscal year ended December 31 , 2007, for professional services rendered by McGladrey & Pullen, LLP for its audit of the Company’s Financial Statements for 2007 and review of the financial statements included in the Company’s Forms 10-Q during 2007.

The Company was billed the aggregate amount of $ 165,000 for fiscal year ended December 31, 2006, for professional services rendered by KPMG LLP for its audit of the Company’s consolidated Financial Statements for 2006 and review of the consolidated financial statements included in the Company’s Forms 10-Q during 2006.

All Other Fees

In addition to the fees set forth above under Audit Fees, the Company was billed $1 8,000 for professional services related to the Audit of the Company’s 401K Plan in fiscal year 2007. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of McGladrey & Pullen, LLP.

In addition to the fees set forth above under Audit Fees, the Company was billed $30,000 for professional services related to the Audit of the Company’s 401K Plan and $5,500 for issuance of consents in fiscal year 2006. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of KPMG LLP.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee has approved an exception to this pre-approval policy, allowing management to engage the Company’s independent auditor to provide permissible non-audit services, provided that the total cost of such services, in the aggregate, does not exceed $10,000 in any year. Management will then report the engagement to the Audit Committee at its next meeting. All audit and permissible non-audit services provided by McGladrey & Pullen, LLP to the Company for the fiscal years ended 2007 and by KPMG LLP for 2006 were approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee meets at least four times per year to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company’s independent registered public accounting firm and the Company’s internal auditors, who have unrestricted access to the Audit Committee.

Management of the Company has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly represent the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles and discusses with the Audit Committee any issues they believe should be raised with the Committee.

In connection with this year’s financial statements, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s officers and McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with McGladrey & Pullen, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and letters from McGladrey & Pullen, LLP, that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed such independence with representatives of McGladrey & Pullen, LLP.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the U.S. Securities and Exchange Commission.

Peter E. Maricondo, Chairman
Dr. Mark S. Brody
Wayne Courtright
Charles S. Loring

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following tables set forth, as of February 29, 2008, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption “Executive Compensation,” and (iv) all Directors and Executive Officers of the Company as a group.

Table I — Nominees for 2008 Annual Meeting

Name and Position With Company(1)	Number of Shares Beneficially Owned (2)		Percent of Class
Frank Ali, Director	52,648	(3)	0.78%
Mark S. Brody, Director	458,082	(4)	6.77%
Wayne Courtright, Director	76,291	(5)	1.13%
David D. Dallas, Chairman	1,042,479	(6)	15.31%
Robert H. Dallas, II, Director	986,828	(7)	14.50%
Charles S. Loring, Director	255,953	(8)	3.76%
Peter E. Maricondo, Director	5,071	(9)	0.08%
Allen Tucker, Director	269,896	(10)	3.96%
Alan J. Bedner, Exec.V.P. and Chief Financial Officer	29,879	(11)	0.44%
Michael F. Downes, Exec.V.P. and Chief Lending Officer	101,671	(12)	1.49%
James A. Hughes, President and Director	106,653	(13)	1.56%
John J. Kauchak, Exec.V.P. and Chief Operating Officer	106,472	(14)	1.56%
Directors and Executive Officers of the Company as a Group (12 persons)	2,710,607	(15)	37.19%
5% Shareholders:
Wellington Management Company, LLP	408,255	(16)	5.98%

(1)                   The address for Wellington Management Company is 75 State Street, Boston, MA, 02109. The address for all other listed persons is c/o Unity Bank, 64 Old Highway 22, Clinton, New Jersey, 08809.

(2)                   Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(3)                   Includes 13,210 shares in Mr. Ali’s own name and 11,419 shares held jointly with his spouse. Also includes 25,867 shares issuable upon the exercise of immediately exercisable options. Also includes 1,102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four(4) years commencing January 25, 2008.

(4)                   Includes 18,897 shares held jointly with his spouse. Also includes 56,599 shares registered to Financial Planning Analysts and owned by Dr. Brody, 115 shares in Mr. Brody’s own name, 5,500 shares in an SEP-IRA account in his own name, and 354,538 shares held in a master account at Financial Planning Analysts over which Dr. Brody has no voting authority, but has dispositive power. Includes 20,281 shares issuable upon the exercise of immediately exercisable options. Also includes 1, 102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008.

(5)                   Includes 70,949 shares in Mr. Courtright’s own name and 3,190 shares issuable upon the exercise of immediately exercisable options. Also includes 1,102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008.

(6)                   Includes 191, 136 shares in Mr. Dallas’ own name; 58,685 shares issuable upon the exercise of immediately exercisable options. Also includes 9,190 shares held by Mr. Dallas’ son. Shares also disclosed as beneficially owned by Mr. Dallas include 36,584 shares held byTrenton Liberty Ins. Co. and 744,732 shares held by Dallas Financial Holdings, LLC. These shares are also disclosed as beneficially owned by Mr. Robert H. Dallas II. Also includes 1,102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008.

(7)                   Includes 144,675 shares in Mr. Dallas’ own name; and 58,685 shares issuable upon the exercise of immediately exercisable options. Shares also disclosed as beneficially owned by Mr. Dallas include 36,584 shares held byTrenton Liberty Ins. Co.; and 744,732 shares held by Dallas Financial Holdings, LLC. These shares are also disclosed as beneficially owned by David D. Dallas. Also includes 1,102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008.

(8)                   Includes 135,715 shares in Mr. Loring’s own name; 16,458 shares held by Mr. Loring’s spouse in her name; 27,566 shares owned jointly with his spouse; and 15,375 shares held by The Loring Partnership. Also includes 58,687 shares issuable upon the exercise of immediately exercisable options. Mr. Loring disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 1,102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008.

(9)                   Includes 116 shares in Mr. Maricondo’s own name and 2,803 shares issuable upon the exercise of immediately exercisable options. Also includes 1, 102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008.

(10)             Includes 169,116 shares in Mr.Tucker’s own name; 58,685 shares issuable upon the exercise of immediately exercisable options; 39,943 shares held by Mr.Tucker’s spouse in her own name. Mr.Tucker disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 1, 102 shares of Restricted Stock granted on December 30, 2005 and payable in 275 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008.

(11)             Includes 1,940 shares in Mr. Bedner’s own name and 21,802 shares issuable upon the exercise of immediately exercisable options. Also includes 1,157 shares of Restricted Stock granted on December 23, 2004 and payable in 289 share increments over four (4) years commencing December 23, 2005. Also includes 1,930 shares of Restricted Stock granted on December 30, 2005 and payable in 482 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008; and 2,000 shares of Restricted Stock granted 2/29/2008, and payable in 500 share increments over four (4) years commencing 2/28/2009.

(12)             Includes 9,975 shares in Mr. Downes’ own name. Also includes 1,157 shares of Restricted Stock granted on December 23, 2004 and payable in 289 share increments over four (4) years commencing December 23, 2005; and 1,930 shares of Restricted Stock granted on December 30, 2005 and payable in 482 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008; and 2,000 shares of Restricted Stock granted 2/29/2008, and payable in 500 share increments over four (4) years commencing 2/28/2009. Also includes 301 shares owned jointly with Mr. Downes’ spouse; and 85,258 shares issuable upon the exercise of immediately exercisable options.

(13)             Includes 24,669 shares in Mr. Hughes’ own name. Also includes 1,157 shares of Restricted Stock granted on December 23, 2004 and payable in 289 share increments over four (4) years commencing December 23, 2005; and 2,756 shares of Restricted Stock issued on December 30, 2005 and payable in 689 share increments over four (4) years commencing January 3, 2007; and 3,150 shares of Restricted Stock granted on January 25, 2007, and payable in 787 share increments over four (4) years commencing January 25, 2008; and 2,000 shares of Restricted Stock granted 2/29/2008, and payable in 500 share increments over four (4) years commencing 2/28/2009. Also includes 72,921 shares issuable upon the exercise of immediately exercisable options.

(14)             Includes 26,774 shares in Mr. Kauchak’s own name. Also includes 1, 157 shares of Restricted Stock granted on December 23, 2004 and payable in 289 share increments over four (4) years commencing December 23, 2005; and 1,930 shares of Restricted Stock issued on December 30, 2005 and payable in 483 share increments over four (4) years commencing January 3, 2007; and 1,050 shares of Restricted Stock granted on January 25, 2007, and payable in 262 share increments over four (4) years commencing January 25, 2008; and 2,000 shares of Restricted Stock granted 2/29/2008, and payable in 500 share increments over four (4) years commencing 2/28/2009. Also includes 73,561 shares issuable upon the exercise of immediately exercisable options.

(15)             Includes 540,425 shares issuable upon the exercise of immediately exercisable options.

(16)             All information regarding the number of shares beneficially owned and the percent of ownership by Wellington Management Company, LLP, was obtained from the Schedule 13-G/A filed with the U.S. Securities and Exchange Commission on February 14, 2008.

None of the shares disclosed on the table above are pledged as security

EXECUTIVE COMPENSATION

The following table sets forth compensation paid to the Chief Executive Officer and the three other most highly compensated executive officers of the Company earning in excess of $100,000 (the “named executive officers”) as of the fiscal year ended December 31, 2007 and December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
James A. Hughes Pres./CEO	2007	223,180	-0-	11,537	-0-	37,383	9,085	281,185
Alan J. Bedner EVP/CFO	2007	139,641	-0-	8,737	-0-	24,437	4,274	177,089
Michael F. Downes EVP/CLO	2007	176,748	-0-	8,737	-0-	26,954	7,983	220,422
John J. Kauchak EVP/CDO	2007	137,696	-0-	8,737	-0-	23,064	5,252	174,749

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
James A. Hughes Pres./CEO	2006	196,999	-0-	3,946	-0-	40,151	7,678	248,774
Alan J. Bedner EVP/CFO	2006	124,205	-0-	3,946	-0-	38,044	4,985	171,180
Michael F. Downes EVP/CLO	2006	168,061	-0-	3,946	-0-	30,510	9,832	212,349
John J. Kauchak EVP/CDO	2006	132,204	-0-	3,946	-0-	25,984	5,295	167,429

The Company and the Bank entered into a First Amendment to Employment Agreement with Mr.Hughes on May 26,2005, revising the March 23,2004, Employment Agreement with Mr. Hughes with respect to his services as President of the Company and the Bank. Under this First Amendment to Employment Agreement, Mr. Hughes will receive an annual base salary of $185,000, subject to annual review and, in the discretion of the Board of Directors, adjustment based on factors deemed appropriate by the Board. Mr. Hughes may also receive such additional cash bonuses as the Board of Directors may authorize in its discretion. Mr. Hughes is entitled to participate in such benefit programs as are made available to employees of the Company, and to participate in such stock option or stock bonus plans as the Board of Directors may, in its discretion, determine. Mr. Hughes’agreement contains provisions for the payment of severance and payments upon a change in control. See “Potential Payments upon Termination of Change-in-Control.”

OPTION EXERCISES AND STOCK VESTED

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
James A. Hughes	25,527		0	2.84	1/25/2011	290	2,465.00	0	0
	12,763		0	3.33	7/19/2011	2,067	17,569.50	0	0
	24,888		0	5.30	10/16/2012	3,150	26,775.00	0	0
	7,293		0	9.28	12/18/2013
		7,350	0	13.25	1/25/2017

Alan J. Bedner	6,382		0	3.10	4/30/2011	290	2,465.00	0	0
	510		0	3.33	7/19/2011	1,447	12,299.50	0	0
	6,382		0	5.30	10/16/2012	1,050	8,925.00	0	0
	6,078		0	9.30	11/20/2013
		7,350	0	13.25	1/25/2017

Michael F. Downes	6,701		0	8.77	8/19/2008	290	2,465.00	0	0
	6,382		0	7.84	2/10/2009	1,447	12,299.50	0	0
	26,987		0	2.84	1/25/2011	1,050	8,925.00	0	0
	12,763		0	3.33	7/19/2011
	25,112		0	5.30	10/16/2012
	4,863		0	9.28	12/18/2013
		7,350	0	13.25	1/25/2017

John J. Kauchak	3,351		0	8.77	8/19/2008	290	2,465.00	0	0
	2,553		0	7.84	2/10/2009	1,447	12,299.50	0	0
	16,212		0	2.84	1/25/2011	1,050	8,925.00	0	0
	12,763		0	3.33	7/19/2011
	28,939		0	5.30	10/16/2012
	7,293		0	9.28	12/18/2013
		7,350	0	13.25	1/25/2017

Potential Payments upon Termination of Change-in-Control

Mr. Hughes’ employment may be terminated at any time for “cause” as defined in the Employment Agreement, or without “cause.” In the event that Mr. Hughes is terminated without “cause” or resigns for “good cause” (as defined under the Employment Agreement and discussed below), he is entitled to receive a severance amount equal to 18 months of his then current base salary. Such amount shall be paid in one lump sum payment (within 30 days of the termination of Mr. Hughes’ employment). Mr. Hughes will also continue to receive medical, life insurance and other benefits to which he had been entitled at the date of termination for such 18-month period, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes. “Good Cause” under the Employment Agreement includes a material reduction in Mr. Hughes’ duties and responsibilities or any reduction in his base salary. If Mr. Hughes’ employment were terminated without cause at December 31, 2007, or if he resigned for good cause at December 31, 2007, he would receive a severance payment equal to $334,770.

In addition, if Mr. Hughes’ employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to the greater of (i) 36 times Mr. Hughes’ monthly base salary (pro-rated based upon his annual base salary at the date of termination), or (ii) three times the amount of Mr. Hughes’ annual base salary at the date of termination, plus three times the aggregate amount of any cash bonuses paid to Mr. Hughes during the preceding fiscal year. Such amount shall be paid in one lump sum payment (within 30 days of the termination of Mr. Hughes subsequent to a “Change in Control”). The Company, or its successor, will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance coverage during the 36-month period following his termination, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes. All unvested stock options and stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon the occurrence of a change in control. If a change in control occurred at December 31, 2007, and Mr. Hughes’ employment terminated, he would have been entitled to a payment of $789,993.

Mr. Hughes’ employment agreement defines a change in control as including:

•                  Any event requiring the filing of a Current report on Form 8-K to announce a change in control;

•                  Any person acquiring 25% or more of the company’s voting power;

•                  If, persons who serve on the Board at the beginning of the period fail to make up a majority of the Board at the end of the period;

•                  If the company fails to satisfy the listing criteria for any exchange or which its shares are traded due to the number of shareholders or the number of round lot holders; or

•                  If the Board of the company approves any transaction after which the shareholders of the company fail to control 51% of the voting power of the resulting entity.

Furthermore, if Mr. Hughes’ employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the Employment Agreement (regardless of the reason for such termination), Mr. Hughes will be entitled to receive an amount equal to the greater of (a) 36 times Mr. Hughes’ monthly base salary (pro-rated based upon his annual base salary at the date of termination), or (b) three times the amount of Mr. Hughes’ annual base salary at the date of termination, plus three times the aggregate amount of any cash bonuses paid to Mr. Hughes during the preceding fiscal year. Such amount shall be paid, at the option of Mr. Hughes, in one lump sum payment (within 30 days of the termination of Mr. Hughes subsequent to a “Significant Acquisition”) or over a 36-month period. In the event Mr. Hughes elects to receive such amount over a 36-month period, the Company will be required to maintain Mr. Hughes’ hospital, health, medical and life insurance benefits coverage during such 36-month period, unless and until Mr. Hughes obtains new employment during such period and such new employment provides for such benefits to be provided to Mr. Hughes. In the event Mr. Hughes becomes entitled to the foregoing amounts due to this termination within 18 months of a Significant Acquisition, all unvested stock options or stock awards previously granted to Mr. Hughes shall accelerate and immediately vest upon such termination. Had a Significant Acquisition occurred at December 31, 2007, and Mr. Hughes received a lump sum payment under these provisions, his severance payment would have equaled $789,993.

“Significant Acquisition” under the Employment Agreement means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Mr. Hughes’ Employment Agreement has a term of three years; however, for each day elapsed during the term, a day will be added at the end of the term so that the term will be extended on a rolling basis to be three years at any point in time, unless either party shall have provided written notice to the other of its desire to cease such extensions. In addition, the term of Mr. Hughes’ Employment Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the FDIC or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which (in any way) restricts the payment of any amounts or benefits which may become due under Mr. Hughes’ Employment Agreement.

The Company also entered into Retention Agreements with each of its executive vice presidents, Messrs. Bedner, Downes, and Kauchak. Each of the Retention Agreements provides that the executive may be terminated at any time for “cause” as defined in the applicable Retention Agreement or without “cause.” In the event that the executive is terminated without “cause” or resigns for “good cause” (as defined under the applicable Retention Agreement and discussed below), the executive is entitled to receive a severance amount equal to 12 months of the executive’s then current base salary. Such amount shall be paid in a lump sum payment (within 30 days of the termination of the executive). In addition, the executive will continue to receive medical, life insurance and other benefits to which the executive had been entitled at the date of termination for 12 months, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. “Good Cause” under the Retention Agreements includes a material reduction in the executive’s duties and responsibilities or any reduction in the executive’s base salary.

In addition, if the executive’s employment with the Company or any successor terminates within 18 months after a “change in control” of the Company, as defined under the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonuses paid to the executive during the preceding fiscal year. Such amount shall be paid in one lump sum payment (within 30 days of the executive’s termination subsequent to a “change in control”). The Company or its successor will be required to maintain the executive’s hospital, health, medical and life insurance coverage for such 24-month period. All unvested stock options and stock option grants previously granted to the executive shall accelerate and immediately vest upon the occurrence of a change in control.

Furthermore, if the executive’s employment with the Company terminates within 18 months after the Company consummates a “Significant Acquisition,” as defined under the First Amendment to the Retention Agreements (regardless of the reason for such termination), the executive will be entitled to receive an amount equal to twice the amount of the executive’s annual base salary at the date of termination, plus the aggregate amount of any cash bonus paid to the executive during the preceding fiscal year. Such amount shall be paid, at the option of the executive, in one lump sum payment (within 30 days of the termination of the executive subsequent to a “Significant Acquisition.”) The Company is also required to maintain the executive’s hospital, health, medical and life insurance benefits coverage during such 24-month period, unless and until the executive obtains new employment during such period and such new employment provides for such benefits to be provided to the executive. In the event the executive becomes entitled to the foregoing amounts due to termination within 18 months of a Significant Acquisition, all unvested stock options and stock awards previously granted to the executive shall accelerate and immediately vest upon such termination. “Significant Acquisition” under the Retention Agreements means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Each Retention Agreement has a term of three years; however, in the event that the term of the Retention Agreement would terminate at any time after the Company has engaged in substantive negotiations regarding a transaction that would lead to a change in control, the Retention Agreement shall continue to remain in full force in effect until the earlier to occur of (i) the effectuation of the transaction leading to the change in control, or (ii) the termination of the negotiations for the proposed transaction, which would have resulted in the change in control. In addition, the term of each Retention Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the Bank or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which in any way restricts the payment of an award or benefits under the Retention Agreement. New employment provides for such benefits to be provided to the executive. In the event the executive becomes entitled to the foregoing amounts due to termination within 18 months of a Significant Acquisition, all unvested stock options and stock awards previously granted to the executive shall accelerate and immediately vest upon such termination. “Significant Acquisition” under the Retention Agreements means an acquisition by the Company pursuant to which, as all or part of the consideration for such acquisition, the Company issues to the shareholders of the acquired entity such number of voting securities as shall equal 25% or more of the then outstanding voting securities of the Company. Each Retention Agreement has a term of three years; however, in the event that the term of the Retention Agreement would terminate at any time after the Company has engaged in substantive negotiations regarding a transaction that would lead to a change in control, the Retention Agreement shall continue to remain in full force in effect until the earlier to occur of (i) the effectuation of the transaction leading to the change in control, or (ii) the termination of the negotiations for the proposed transaction, which would have resulted in the change in control. In addition, the term of each Retention Agreement shall terminate immediately upon the occurrence of any of the following: (i) the Company’s entering into a Memorandum of Understanding with the FDIC or the New Jersey Department of Banking and Insurance; (ii) a cease-and-desist order being issued with respect to the Company by the Bank or the New Jersey Department of Banking and Insurance; or (iii) the receipt by the Company of any notice under a federal or state law which in any way restricts the payment of an award or benefits under the Retention Agreement.

The following table shows the payouts which would be made to each of Messrs. Bedner, Downes and Kauchak in the event their employment is terminated without cause and in the event that their employment is terminated following a change in control:

Name	Termination without Cause	Termination Following a Change in Control
Alan J.Bedner	$139,641	$355,370
Michael F. Downes	$176,748	$414,514
John J. Kauchak	$137,696	$327,360

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dave Dallas(1)	23,700	3,730	-0-	5,000	32,430
Mark Brody(2)	11,900	3,730	-0-	5,000	20,630
Wayne Courtright(3)	23,100	3,730	-0-	5,000	31,830
Robert Dallas(4)	17,900	3,730	-0-	5,000	26,630
Frank Ali(5)	22,400	3,730	-0-	5,000	31,130
Charles Loring(6)	10,800	3,730	-0-	5,000	19,530
Peter Maricondo (7)	9,000	3,730	-0-	5,000	17,730
Allen Tucker(8)	25,300	3,730	-0-	5,000	34,030

(1)   At December 31, 2007, Mr. Dallas held options to purchase 58,685 shares of stock.

(2)   At December 31, 2007, Mr. Brody held options to purchase 20,281 shares of stock.

(3)   At December 31, 2007, Mr. Courtright held options to purchase 3,190 shares of stock.

(4)   At December 31, 2007, Mr. Dallas held options to purchase 58,685 shares of stock.

(5)   At December 31, 2007, Mr. Ali held options to purchase 26,781 shares of stock.

(6)   At December 31, 2007, Mr. Loring held options to purchase 58,687 shares of stock.

(7)   At December 31, 2007, Mr. Maricondo held options to purchase 2,803 shares of stock.

(8)   At December 31, 2007, Mr. Tucker held options to purchase 58,685 shares of stock.

Directors of the Company do not receive per meeting fees for their service on the Company’s Board of Directors. The Bank’s Board of Directors does receive a $5,000 retainer per year. Directors also receive cash compensation for their service on the Board of Directors of the Bank. Directors receive $600 for attendance at each Bank Board of Directors’ meeting, and between $200 and $500 for attendance at each Bank Committee meeting. The Bank has established a deferred compensation plan permitting directors to defer receipt of these fees, while also deferring tax liabilities on the payments and earnings thereon. In addition, the Directors are eligible to participate in the Company’s stock bonus and stock option plans. During 2007, the Company’s non-employee Directors received stock options of 6,625 shares each under the Company’s 2006 Stock Option Plan, and 1,050 shares each of restricted stock under the Company’s 2004 Restricted Stock Plan (Bonus Plan). Each of these grants was subject to a four-year vesting period.

Management and Director Deferred Fee Plan

Each of the directors of the Company has the option to elect to defer up to 100% of his respective retainer and board fees. The crediting rate of the deferred account balance is equal to the prime rate plus 100 basis points with a minimum of 4% and a maximum of 10% adjusted annually and compounded monthly. Each director is 100% vested in his deferred account balance. The retirement age under the plan is 65, and the benefit payment is paid in annual installments for 10 years or as a lump sum. The death benefit under the plan is 100% of the account balance paid to the participant’s beneficiary in annual installments for 10 years or a lump sum if death occurs prior to retirement. During the Company’s fiscal year ended December 31, 2007, Mr. Brody received interest on his account balance of $5,348.32.

Interest of Management and Others in Certain Transactions; Review,Approval or Ratification of Transactions with Related Persons

The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors, or in which they have beneficial ownership interest of ten percent or more). These loans have all been made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or represent other unfavorable features.

Other then the ordinary course lending transactions described above, which must be approved by the Bank’s Board under bank regulatory requirements, all related party transactions are reviewed and approved by our Audit Committee. This authority is provided to our Audit Committee under its written charter. In reviewing these transactions, our Audit Committee seeks to ensure that the transaction is no less favorable to the Company than a transaction with an unaffiliated third party. During 2006 and 2007, there were no transactions with related parties which would not have been required to be approved by our Audit Committee, and there were no related party transactions not approved by our Audit Committee.

In addition, the Company leases its Clinton, New Jersey, headquarters from a partnership in which Messrs. David Dallas and Robert Dallas are partners. Under the lease for such facility, such partnership received aggregate rental payments of $549,247 in 2006 and $553,000 in 2007. The Company believes that such rent payments reflected market rent and that such lease reflects terms that are comparable to those that could have been obtained in a lease with an unaffiliated third party.

Required Vote

DIRECTORS WILL BE ELECTED BYA PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the interests of the Company and its shareholders.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC), “Board of Directors Report on Executive Compensation” and Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s Common Stock (who are referred to as “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received or written representations from Reporting Persons, the Company believes that, with respect to the fiscal year ended December 31, 2007, all the Reporting Persons timely complied with all applicable filing requirements.

SUBMISSION OF SHAREHOLDER PROPOSALS
FOR THE 2008 ANNUAL MEETING

Any shareholder who intends to present a proposal at the 2008 Annual Meeting of Shareholders must ensure that the proposal is received by the Corporate Secretary at Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey, 08809, no later than December 15, 2008, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule
14a-8 under the Securities Exchange Act of 1934 or is otherwise submitted.

ANNUAL REPORT ON FORM 10-K

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K, at your request. Please direct all inquiries to the Company’s Corporate Secretary at (908) 713-4308.

REVOCABLE PROXY UNITY BANCORP, INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 2008

The undersigned hereby appoints James A. Hughes and Alan J. Bedner, and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial-Restaurant, Route 173 West, Clinton, NJ, on Thursday, April 24, 2008 at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

		For All Nominees	With- hold	For All Except
1.	The election of the nominees listed below to serve on the Board of Directors of the Company for the terms set forth in the Company’s proxy statement.	☐	☐	☐

Wayne Courtright, David D. Dallas, Robert H. Dallas, II, and Peter E. Marlcondo

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified hereon. if no choice is specified, the Proxy will be voted “FOR” the nominees listed above.

This Proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name and then an authorized officer should sign his name and print his name below his signature. If the shares are held in a joint name, all joint owners should sign.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.		☐

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (If any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

UNITY BANCORP, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

REVOCABLE PROXY UNITY BANCORP, INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 2008

The undersigned hereby appoints James A. Hughes and Alan J. Bedner; and each of them, with full power of substitution, as proxies to vote all of the shares of the common stock of Unity Bancorp, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Grand Colonial Restaurant, Route 173 West, Clinton, NJ, on Thursday, April 24, 2008 at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all prior proxies given with respect to such meeting.

4 0 1 K

		For All Nominees	With- hold	For All Except
1.	The election of the nominees listed below to serve on the Board of Directors of the Company for the terms set forth in the Company’s proxy statement.	☐	☐	☐

Wayne Courtright, David D. Dallas, Robert H. Dallas, II, and Peter E. Maricondo

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified hereon. If no choice is specified, the Proxy will be voted “FOR” the nominees listed above.

This Proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name and then an authorized officer should sign his name and print his name below his signature. If the shares are held in a joint name, all joint owners should sign.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.		☐

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (If any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

UNITY BANCORP, INC.

Pursuant to the Unity Bank Employees’ Savings & Profit Sharing Plan and Trust’s adoption agreement, participants are granted the right to direct the plan administrator as to the voting of shares of Company common stock allocated to participants’ stock fund accounts, and the plan administrator is granted the authority to direct the trustee to vote in accordance with proper participant direction. Please be advised that Shares of Company common stock for which voting Instructions are not properly completed or signed, or received in a timely manner, will be voted by the plan administrator, in its sole discretion, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.